SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 7, 2007

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Registrant issued a press release on August 7, 2007, discussing its results for the quarter ended June 30, 2007. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 7, 2007, Allen B. King announced his intention to retire as Chief Executive Officer of the Registrant effective March 31, 2008. Mr. King intends to remain as Chairman of the Board of Directors until the Registrant’s Annual Meeting of Shareholders to be held in August 2008, at which time he intends to retire from the Board of Directors.

Also on August 7, 2007, the Registrant’s Board of Directors elected George C. Freeman, III, to succeed Mr. King as Chief Executive Officer effective April 1, 2008. Mr. Freeman’s current compensation is described in the Registrant’s proxy statement for the 2007 annual meeting of shareholders as filed with the Securities and Exchange Commission on June 28, 2007. There were no changes to his compensation in connection with this management change. The Registrant and Mr. Freeman are currently parties to an Employment Agreement dated November 17, 2006. There were no amendments to the Employment Agreement in connection with this management change. A detailed description of the terms of the Employment Agreement with Mr. Freeman was included in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2006.

The Registrant issued a press release on August 7, 2007, discussing this management change and containing biographical information for Mr. Freeman. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

The press release issued by the Registrant on August 7, 2007 attached hereto as Exhibit 99.3 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release dated August 7, 2007, announcing results for the quarter ended June 30, 2007.*

99.2	Press release dated August 7, 2007, announcing Allen B. King Retirement.*

99.3	Press release dated August 7, 2007, announcing quarterly dividend.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: August 7, 2007	By:	/s/ Preston D. Wigner
Preston D. Wigner
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Press release dated August 7, 2007, announcing results for the quarter ended June 30, 2007.*

99.2	Press release dated August 7, 2007, announcing Allen B. King Retirement.*

99.3	Press release dated August 7, 2007, announcing quarterly dividend.*

*	Filed Herewith